                                                                   EXHIBIT 10.41


Patrick J. Neligan, Jr.
State Bar No. 14866000
Mark E. Andrews
State Bar No. 01253520
NELIGAN, TARPLEY, STRICKLIN,
ANDREWS & FOLEY, LLP
1700 Pacific Avenue, Suite 2600
Dallas, Texas 75201
Telephone: (214) 840-5300
Facsimile: (214) 840-5301

COUNSEL FOR REORGANIZED DEBTORS


                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION


IN RE:                               Section
                                     Section    Case No. 98-80258-HCA-ll
NATIONAL ENERGY GROUP, INC., and     Section    (Jointly Administered)
BOOMER MARKETING CORPORATION,        Section
                                     Section    Chapter 11
REORGANIZED DEBTORS.                 Section

                         NOTICE OF ENTRY OF FINAL DECREE


         PLEASE TAKE NOTICE of the entry of the Final Decree entered by the Court on December 13, 2001 in the above-captioned proceeding, a true and correct copy of which is attached hereto as Exhibit "A".




NOTICE OF ENTRY OF FINAL DECREE - Page 1

Dated: December 20, 2001
       Dallas, Texas


                                        Respectfully submitted,

                                        NELIGAN, TARPLEY, STRICKLIN,
                                        ANDREWS & FOLEY, L.L.P.



                                        By: /s/ MARK E. ANDREWS
                                           -------------------------------------
                                                Patrick J. Neligan, Jr.
                                                State Bar No. 14866000
                                                Mark E. Andrews
                                                State Bar No. 01253520

                                        1700 Pacific Avenue, Suite 2600
                                        Dallas, Texas 75201
                                        (214) 840-5300 B Telephone
                                        (214) 840-5301 B Telecopy

                                        COUNSEL FOR REORGANIZED DEBTORS


                             CERTIFICATE OF SERVICE

         I, the undersigned, do hereby certify that on December 20, 2001, I caused a true and correct copy of the foregoing Notice to be served on the attached service list by U.S. First Class Mail.



                                        /s/ MARK E. ANDREWS
                                        ----------------------------------------
                                        Mark E. Andrews




NOTICE OF ENTRY OF FINAL DECREE - Page 2

                                    [STAMP]                              [STAMP]
                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                Section
                                      Section
NATIONAL ENERGY GROUP, INC., and      Section     CASE NO. 98-80258-HCA-11
BOOMER MARKETING CORPORATION,         Section     (Jointly Administered)
                                      Section     Chapter 11
                DEBTORS.              Section
                                      Section

                                  FINAL DECREE

         Came on for consideration the Verified Motion for Final Decree of National Energy Corporation and Boomer Marketing Corporation (the "Debtors") requesting entry of a final decree closing these chapter 11 cases. The Court having reviewed the Verified Motion and finding the relief requested therein to be reasonable, that the U.S. Trustee have no objections and that the Debtors have substantially consummated their Plan of Reorganization and fulfilled the commitments thereunder, hereby GRANTS the Verified Motion. It is therefore
         ORDERED that the Chapter 11 cases for National Energy Group, Inc. and Boomer Marketing Corporation he closed effective as of December 13, 2001, pursuant to Bankruptcy Code sections 350(a) and Bankruptcy Rule 3022.

         SIGNED this 13th day of December, 2001.

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        UNITED STATES BANKRUPTCY JUDGE


                                                               [EXHIBIT A STAMP]

DEBTOR'S VERIFIED MOTION FOR ENTRY OF FINAL DECREE - Page 1

Debtor: Philip D. Devlin                Patrick J. Neligan, Jr.                    United States Trustee
National Energy Group, Inc.             Mark Andrews                               George F. McElreath
1400 One Energy Square                  Neligan Andrews & Foley                    Office of the United States Trustee
4925 Greenville Avenue                  1700 Pacific Avenue, Suite 2600            1100 Commerce Street, Room 9C60
Dallas, Texas 75206                     Dallas, Texas 75201                        Dallas, Texas 75242

Internal Revenue Service                U.S. Attorney                              Joseph J. Callahan
Special Procedures Staff                Office of the US Attorney                  State Street Bank & Trust
Mail Code 5020-DAL                      3rd Floor, 1100 Commerce St.               JAB5W
1100 Commerce, Room 9B8                 Dallas, TX 75242                           P.O. Box 1631
Dallas, TX 75242                                                                   Boston, MA 02105-1631

Cecile Lamarco                          Orma Trim, Supervisor                      John Lasher
Bank of New York                        Chase Manhattan Bank                       c/o BT Services Tennessee, Inc.
925 Patterson Plank Road                4 New York Plaza, 13th Floor               648 Grassmere Park Drive
Secaucus, New Jersey 07094              New York, New York 10004                   Nashville, Tennessee 37211

David Paldino                           Barbara Deason                             Vincent Marzella
SSB-Trust Custody                       Chase Bank of Texas, N.A.                  Bear Steams Securities Corp.
225 Franklin Street, M4                 P. 0. Box 2558                             One Metrotech Center North, 4th Floor
Boston, Massachusetts 02110             Houston, Texas 77252-2558                  Brooklyn, New York 11201-3862

ADP Proxy Services                      JoAnne Lowe                                Derek Jagarnauth AVP
51 Mercedes Way                         Investors Bank & Trust/M.F. Custody        c/o BSSC Att: Proxy Department
Edgewood, New York 11717                200 Clarendon Street, 15th Floor           P. 0. Box 29198
                                        Hancock Tower                              Brooklyn, New York 11202-9198
                                        Boston, MA 02116

Roberta Green                           C. J. Manning                              Joyce Osborne, AVP
Raymond, James & Associates, Inc.       Dean Witter Reynolds, Inc.                 First Union National Bank
888 Carilion Parkway                    5690 West Cypress Street                   1525 West W.T. Harris Blvd., 3A4
P. 0. Box 12749                         Tampa, Florida 33607                       Charlotte, NC 28288
St. Petersburg, Florida 33733

Ed Baldini                              Carol C. Antley                            Constance Holloway
CIBC Oppenheimer Corp.                  Morgan, Keegan & Company, Inc.             c/o Mellon Bank, NA.
1 Battery Park Plaza                    50 North Front Street                      Three Mellon Bank Center
New York, New York 10004                Memphis, Tennessee 38103                   Room 153-3015
                                                                                   Pittsburgh, Pa 15259

Andrew Frustaci                         Diane Guy                                  Cindy Horgen
Chase Manhattan                         Suntrust Bank, Atlanta                     Lutheran Brotherhood
Municipal Dealer Bank                   303 Peachtree Street                       Mail Stop 1010
55 Water Street, Suite 208              14th Floor MC #3141                        625 4th Avenue South
New York, New York 10041                Atlanta, GA 30308                          Minneapolis, Minnesota 55415

Tom Haag                                Gavin Wilkinson                            Thomas H. Grace
Lutheran Brotherhood                    Norwest Bank                               Liddell, Sapp, Zivley, Hill & LaBoon
Mail Stop 1010                          Corporate Trust                            2001 Ross Avenue, Suite 3000
625 4th Avenue South                    Sixth and Marquette                        Dallas, Texas 75201
Minneapolis, Minnesota 55415            Minneapolis, Minnesota 55479-0069

Katalin E. Kutasi                       Darryl Schall                              Michael Wartena
Alliance Capital Finance                Trust Company of the West                  Trust Company of the West
   Group Incorporated                   Suite 2000                                 Suite 2000
1345 Avenue of the Americas             11100 Santa Monica Boulevard               11100 Santa Monica Boulevard
New York, New York 10105                Los Angeles, California 90025              Los Angeles, California 90025

Peter Ehret                             Linda McAyeal                               Christopher J. Ryan
Van Kampen Funds                        Van Kainpen Funds                           Baker Hughes, Inc.
One Parkview Plaza                      One Parkview Plaza                          3900 Essex Lane, Suite 1200
Oakbrook Terrace, Illinois 60181        Oakbrook Terrace, Illinois 60181            Houston, Texas 77027-5177

Hugh M. Ray                             CIBC WORLD MARKETS                          CIBC World Markets/CIBC Oppenheimer
James Donnell                           425 Lexington Ave.                          1600 Smith St., Suite 3100
Andrews & Kurth L.L.P.                  3rd floor                                   Houston, TX 77002
600 Travis, Suite 4200                  New York, NY 10017                          Attn: Joe Hoepfl
Houston, Texas 77002                    Attn: Joseph J. Radecki, Jr.

Richard M. Roberson                     Thomas H. Grace/Kelly J. Wilhelm            Robert D. Albergotti
Gardere & Wynne                         Liddell, Sapp, Zivley, Hill & Laboon        Stacey Jernigan
3000 Thanksgiving Tower                 2001 Ross Avenue, Suite 3000                Haynes and Boone, L.L.P.
1601 Elm Sweet                          Dallas, Texas 75201-8001                    910 Main Street, Suite 3100
Dallas, Texas 75201                                                                 Dallas, Texas 75202-3789

Joel E. Guthals                         Jason R. Searcy                             Pat Kelley
Wright, Tolliver & Guthals, P.C.        Jason R. Searcy, P.C.                       Otis W. Carroll
P. 0. Box 1977                          P. 0. Box 3929                              Ireland, Carroll & Kelley, P.C.
Billings, Montana 59103-1977            Longview, Texas 75606                       6101 South Broadway, Suite 500
                                                                                    Tyler, Texas 75703

Kevin M. Maraist                        Edward S. Weisfelner                        William L. Siegel
Hornblower, Manning & Ward              Berlack, Israels & Liberman LLP             2960 Lincoln Plaza
Professional Corporation                120 West 45th Street                        500 N. Akard
P. 0. Box 2728                          New York, New York 10036                    Dallas, Texas 75201
Corpus Christi, Texas 78403-2728

Flora A. Fearon                         Jolene M. Wise                              Dennis 0. Olson
Office of the Attorney General          Securities and Exchange Commission          Olson Gibbons Wilbur
Bankruptcy & Collection Division        500 West Madison Street, Suite 1400           Nicoud Birne & Gueck, L.L.P.
P. 0. Box 12548, Capitol Station        Chicago, Illinois 60661-2511                2200 Ross Avenue, Suite 2525
Austin, Texas 78711-2548                                                            Dallas, Texas 75201-6770

Gerald F. Slattery, Jr.                 Don F. Russell                              Cabot Christianson
Schully, Roberts, Slattery,             Marilee A. Madan                            Bundy & Christianson
  Jaubert & Marino, P.C.                Russell & Madan, P.C.                       911 West 8th Avenue, Suite 302
1100 Poydras Street, Suite 1800         4265 San Felipe, Suite 250                  Anchorage, AK 99501
New Orleans, Louisiana 70163-1800       Houston, Texas 77027

Carole Neville, Esq.                    Jack L. Kinzie                              Craig A. Currie
Karel S. Karpe, Esp.                    Brenda T. Rhoades                           Dorsey & Whitney, L.L.P.
Pryor Cashman Sherman & Flynn LLP       Baker & Botts, L.L.P.                       220 South 6th Street
410 Park Avenue                         2001 Ross Avenue                            Minneapolis, MN 55402
New York, NY 10022                      Dallas, TX 75201-2980

Duncan Barber/Elizabeth Flanagan        Wendell Livingston, John Herron             Chuck Warltier
Hohne Roberts & Owen                    Becker & Lee LLP                            Dobbins Partners, L.P.
1700 Lincoln, Suite 4100                P.O. Box 3001 Dept AC                       2651 N. Harwood, Suite 500
Denver, CO 80203                        Malvern, PA 19355-0701                      Dallas, TX 75201

Elizabeth Weller                        Robert W. Johnson                           Michael M. Tamburini
Linebarger Heard Goggan Blair           Bianchard, Walker. O'Quin, Roberts          Blackwell Sanders Peper Martin
2323 Bryan St., Suite 1720              Post Office Drawer 1126                     P.O. Box 419777
Dallas, TX 75201-2691                   Shreveport, LA 71163-1126                   Kansas City, MO 64141-6777

Minerals Mgmgt Serv/Royalty Mgmt        Diana Autry Bowser                         James H. Burshtyn
Off of Enforcement-KAREN LEE            c/o William L. Siegel                      Linebarger, Heard, Goggan, Blair
P.O. Box 25165, Mal Stop 3030           2960 Lincoln P./500 North Akard            P.O. Box 17428
Denver, CO 80225                        Dallas, TX 75201                           Austin, TX 78760-777

Brad A. Adams                           Patricia E. Weeks                          Stewart F. Peck/Mary S. Langston
Oil & Gas Rental Services, Inc.         Frilot, Partrdige, Kohnke & Clements       Lugenbuhl, Burke, Wheaton & Peck
228 St. Charles Ave., Suite 707         1100 Poydras St., Suite 3600               601 Poydras St., Suite 2775
New Orleans, LA 70130                   New Orleans, LA 70163-3600                 New Orleans, LA 70130

Lance J. Vander Linden/H. Bonial        Michael Reed                               Hunt Oil Company
The Brice Legal Group, P.C.             McCreary, Veselka, Bragg & Allen           Attention: Legal Document
9441 LBJ Freeway, Suite 350             P.O. Box 26990                             1445 Ross at Field
Dallas, TX 75243                        Austin, TX 78755-0990                      Dallas, TX 75202-2785
                                                                                   Attn: Thomas K. Boone

Bill F. Payne                           R. Patrick Vance (LA 13008)                David V. Herin
The Moore Law Firm. L.L.P.              Jones, Walker & Waechter                   710 Buffalo, Suite 802
100 North Main St.                      201 St. Charles Ave., 49th Floor           P.O. Box 2208
Paris, TX 75460                         New Orleans, LA 70170-5100                 Corpus Christi, TX 78403

John Mark Stern, Asst. Atty. General    Thomas W. Wahl CPL                         J. Larry Menke/Ron Check
Bankruptcy & Collections Division       VP & Oil & Gas Administrator               Eagle Oil & Gas Co.
P.O. Box 12548                          Bank of Oklahoma NA                        8111 Preston Road, Suite 900
Austin, TX 78711-2548                   P.O. Box 1588                              Dallas, TX 75225
                                        Tulsa, OK 74101

Echo Minerals LC                        Stephanie Griffith Beard                   Santa Roman
Attn: Ted Baird                         Louisiana Workers Compensation             Next Factors, Inc.
8620 North New Braunfels, Suite 553     2237 South Acadian Thruway                 880 Bergen Avenue - Suite 900
San Antonio, TX 78217                   Baton Rouge, LA 70808                      Jersey City, NJ 07306

Michael A. Berman, Office of Gen.       General Electric Capital Corporation       Ron Frangione
Counsel                                 c/o United Portfolio Management, Inc.      Attorney for Triumph Resources, Inc.
Securities & Exchange Commission        Attention: Jodi Munkelwitz                 Chaparral Energy, Inc.
450 5th Street, N.W.                    1360 Energy Park Drive #110                701 Cedar Lake Blvd.
Washington D.C. 20549                   St. Paul, MN 55108                         Oklahoma City, OK 73114

Thomas R. Conroy                        Claude F. Bosworth                         Kevin M. Maraist
14013 Arapaho Road                      Lugenbuhl, Wheaton, Peck, Rankin, et al.   Homblower, Manning & Ward
Edmond, OK 73013-1600                   601 Poydras Street, Suite 2775             711 N. Carancahua, Suite 1810
                                        New Orleans, LA 70130                      P.O. Box 2728
                                                                                   Corpus Christi, TX 78403-2728

Laura M. Baker, Esq.                    Michelle A. Mendez                         Paul Kern
Schauer & Simank                        Belin, Nunnally & Martin LLP               Lutheran Brotherhood
615 North Upper Broadway, Suite 2000    3232 McKinney Avenue                       Mail Stop 1010
Corpus Christi, TX 78477                Dallas, TX 75204-2429                      625 4th Avenue South
                                                                                   Minneapolis, Minnesota 55415